                                                                  EXECUTION COPY

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                           MBIA INSURANCE CORPORATION,
                                   as Insurer


                                 LEHMAN CAPITAL,
                                    as Seller


                    STRUCTURED ASSET SECURITIES CORPORATION,
                                  as Depositor


                                       and


                         BANK ONE, NATIONAL ASSOCIATION,
                                   as Trustee




                               INSURANCE AGREEMENT



                     Structured Asset Securities Corporation
                Mortgage Pass-Through Certificates, Series 2001-9
                        $54,000,000 Class A4 Certificates
                       $10,067,000 Class 3-A5 Certificates


                            Dated as of June 1, 2001



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


                                TABLE OF CONTENTS


                                                                                                              Page
                                                          Article I

                                                          DEFINITIONS

Section 1.01.     General Definitions............................................................................1
Section 1.02.     Generic Terms..................................................................................5

                                                           Article II

                                               REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.     Representations, Warranties and Covenants of the Seller and the Depositor......................5
Section 2.02.     Reserved.......................................................................................9
Section 2.03.     Representations, Warranties and Covenants of Trustee...........................................9

                                                          Article III

                                               THE POLICIES; REIMBURSEMENT; SECURITY

Section 3.01.     Agreement To Issue the Policies...............................................................11
Section 3.02.     Conditions Precedent to Issuance of the Policies..............................................11
Section 3.03.     Payment of Fees and Premium...................................................................12
Section 3.04.     Payment Procedure.............................................................................12
Section 3.05.     Reimbursement and Additional Payment Obligation of the Seller and the Depositor...............13
Section 3.06.     Indemnification by the Seller and the Depositor...............................................14

                                                           Article IV

                                                       FURTHER AGREEMENTS

Section 4.01.     Effective Date; Term of Agreement.............................................................15
Section 4.02.     Waiver of Rights; Further Assurances..........................................................15
Section 4.03.     Obligations Absolute..........................................................................15
Section 4.04.     Assignments; Reinsurance; Third-Party Rights..................................................16
Section 4.05.     Liability of Insurer..........................................................................16
Section 4.06.     Subrogation...................................................................................17

                                                          Article V

                                                      DEFAULTS; REMEDIES

Section 5.01.     Defaults......................................................................................17
Section 5.02.     Remedies; No Remedy Exclusive.................................................................18
Section 5.03.     Waivers.......................................................................................18



                                                        Article VI

                                                       MISCELLANEOUS

Section 6.01.     Amendments, Changes and Modifications.........................................................19
Section 6.02.     Notices.......................................................................................19
Section 6.03.     Severability..................................................................................20
Section 6.04.     Governing Law.................................................................................20
Section 6.05.     Consent to Jurisdiction and Venue, Etc........................................................20
Section 6.06.     Consent of Insurer............................................................................21
Section 6.07.     Counterparts..................................................................................21
Section 6.08.     Headings......................................................................................21
Section 6.09.     WAIVER OF TRIAL BY JURY.......................................................................21
Section 6.10.     Entire Agreement..............................................................................21
Section 6.11.     Third Party Beneficiary.......................................................................21


                               INSURANCE AGREEMENT

         THIS INSURANCE AGREEMENT is made as of June 1, 2001 by and among MBIA INSURANCE CORPORATION (the "Insurer"), LEHMAN CAPITAL, a Division of Lehman Brothers Holdings Inc., as Seller (the "Seller"), STRUCTURED ASSET SECURITIES CORPORATION, as Depositor (the "Depositor"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee under the Trust Agreement (the "Trustee").


                                    RECITALS:

         WHEREAS, the Trust Agreement dated as of June 1, 2001 by and among the Depositor, the Master Servicer, Wells Fargo Bank Minnesota, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Trust Agreement") relating to the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-9 $54,000,000 Class A4 Certificates and $10,067,000 Class 3-A5 Certificates (the "Insured Certificates") provides for, among other things, the issuance of mortgage backed certificates, representing fractional ownership interests in the trust estate (the "Trust") established thereby;

         WHEREAS, the Depositor has requested that the Insurer issue two certificate guaranty insurance policies (the "Policies") to guarantee payment of Insured Payments (as defined in the Policies) to the Trustee for the benefit of the Owners of the Insured Certificates upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and the conditions of the Policies;

         WHEREAS, the parties hereto desire to specify the conditions precedent to the issuance of the Policies by the Insurer and to provide for certain other matters;

         NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. GENERAL DEFINITIONS. The terms defined in this Article I shall have the meanings provided herein for all purposes of this Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings assigned to such terms in the Trust Agreement.

         "Agreement" means this Insurance Agreement dated as of June 1, 2001, including any amendments or any supplements hereto as herein permitted.

         "Assignment and Assumption Agreements" means the Assignment and Assumption Agreements assigning certain underlying sale and servicing agreements from Lehman Brothers Bank, FSB as assignor, to the Seller, as assignee.

          "Business Day" means any day other than (i) a Saturday or a Sunday,
(ii) a day on which the Insurer is closed or (iii) a day on which banking institutions in New York City, Columbia, Maryland or in the city in which the corporate trust office of the Trustee under the Trust Agreement is located are authorized or obligated by law or executive order to close.

         "Cendant Servicing Agreement" means the Reconstituted Servicing Agreement dated June 1, 2001, between the Seller and Cendant Mortgage Corporation and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted.

          "Chase Manhattan Servicing Agreements" means the Reconstituted Servicing Agreement (FX-7(A)) dated June 1, 2001 between the Seller and Chase Manhattan Mortgage Corporation and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted and the Reconstituted Servicing Agreement (FX-7(B)) dated June 1, 2001, between the Seller and Chase Manhattan Mortgage Corporation and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted.

         "Class 3-A5 Premium Percentage" shall have the meaning set forth in paragraph 1(a) of the Commitment related to the Class 3-A5 Certificates.

         "Class A4 Premium Percentage" shall have the meaning set forth in paragraph 1(a) of the Commitment related to the Class A4 Certificates.

         "Commitment" means each Commitment, dated June 28, 2001 between Lehman Brothers Inc. and the Insurer, relating to each Class of Insured Certificates.

          "Countrywide Servicing Agreement" means the Reconstituted Servicing Agreement dated June 1, 2001, between the Seller and Countrywide Home Loans, Inc. and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted.

         "Custodial Agreements" means the Custodial Agreement dated June 1, 2001, among the Trustee and U.S. Bank Trust National Association, the Custodial Agreement dated June 1, 2001, among the Trustee and Wells Fargo Bank Minnesota, N.A. and the Custodial Agreement dated June 1, 2001 among the Trustee and LaSalle Bank N. A. including any amendments and supplements thereto as therein and herein permitted.

         "Date of Issuance" means the date on which the Policies are issued as specified therein.

         "Event of Default" means any event of default set forth in Section 5.01 hereof.

         "Financial Statements" means, with respect to the Seller or the Depositor the balance sheets and the statements of income and retained earnings and the notes thereto.

         "GreenPoint Servicing Agreement" means the Reconstituted Servicing Agreement dated June 1, 2001, between the Seller and GreenPoint Mortgage Funding, Inc. and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted.

         "Indemnification Agreement" means the Indemnification Agreement dated as of June 28, 2001 among the Insurer, the Seller and the Underwriter including any amendments and supplements thereto as therein and herein permitted.

          "Late Payment Rate" means the rate of interest publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under law applicable to this Agreement limiting interest rates.

         "Material Adverse Change" means, in respect of any Person, a material adverse change in the ability of such Person to perform its obligations under any of the Transaction Documents.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "Mortgage Loan Sale Agreement" means the Mortgage Loan Sale Agreement dated as of June 1, 2001 between the Seller and the Depositor including any amendments and supplements thereto as therein and herein permitted.

          "NYCB Servicing Agreement" means the Reconstituted Servicing Agreement dated June 1, 2001, between the Seller and New York Community Bank and acknowledged by the Trustee and the Master Servicer including any amendments and supplements thereto as therein and herein permitted.

          "Offering Document" means the Prospectus dated June 28, 2001 and the Prospectus Supplement thereto dated June 28, 2001 of the Depositor in respect of the Insured Certificates (and any amendment or supplement thereto) and any other offering document in respect of the Insured Certificates prepared by the Depositor that makes reference to the Policies.

          "Owner" means each Holder (as defined in the Trust Agreement) of an Insured Certificate who, on the applicable Distribution Date, is entitled under the terms of the Insured Certificates to payment thereunder.

         "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

         "Premium" means the premium payable in accordance with Section 3.03 hereof.

         "Purchase Agreement" means the Purchase Agreement dated as of June 28, 2001 between the Depositor and the Underwriter including any amendments and supplements thereto as therein and herein permitted.

         "Registration Statement" means the Registration Statement on Form S-3 of the Depositor relating to the Certificates.

         "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Servicing Agreement" means the Servicing Agreement dated as of June 1, 2001 between the Seller and Aurora Loan Services Inc. including any amendments and supplements thereto as therein and herein permitted.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "Term of the Agreement" shall be determined as provided in Section 4.01 hereof.

         "Transaction" means the transactions contemplated by the Transaction Documents, including the transaction described in the Prospectus Supplement.

         "Transaction Documents" means this Agreement, the Indemnification Agreement, the Commitments, the Trust Agreement, the Custodial Agreements, the Servicing Agreement, each of the Chase Manhattan Servicing Agreements, the GreenPoint Servicing Agreement, the Cedant Servicing Agreement, the Countrywide Servicing Agreement, the NYCB Servicing Agreement, the Assignment and Assumption Agreements, the Mortgage Loan Sale Agreement, the Purchase Agreement, the Underwriting Agreement, the Offering Document and the Certificates.

         "Trust Agreement" means the Trust Agreement dated as of June 1, 2001 among the Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as securities administrator and the Trustee, including any amendments and supplements thereto as therein and herein permitted.

         "Underwriter" means Lehman Brothers Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated as of April 16, 1996 between the Depositor and the Underwriter, as supplemented by a terms agreement dated June 28, 2001 between the Depositor and the Underwriter, including any amendments and supplements thereto as therein and herein permitted.

Section 1.02. GENERIC TERMS. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Agreement" shall mean this Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER AND THE DEPOSITOR. Each of the Seller and the Depositor, represents and warrants to, as of the Date of Issuance, and covenants with, the Insurer and the Trustee as follows:

               (a) DUE ORGANIZATION AND QUALIFICATION. Each of the Seller and the Depositor is a corporation, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Seller and the Depositor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

               (b) POWER AND AUTHORITY. Each of the Seller and the Depositor have all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

               (c) DUE AUTHORIZATION. The execution, delivery, and performance of the Transaction Documents by the Seller and the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Seller's or the Depositor's stockholders, which have not previously been obtained or given by the Seller or the Depositor.

               (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents by the Seller or the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                     (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Seller or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or the Depositor or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller and the Depositor;

                     (ii) constitutes a default by the Seller or the Depositor
               under or a breach of any provision of any material loan agreement, mortgage, indenture or other agreement or instrument to which the Seller or the Depositor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Seller or the Depositor, is or may be bound or affected; or

                     (iii) results in or requires the creation of any lien upon or in respect of any assets of the Seller or the Depositor, except as contemplated by the Transaction Documents.

               (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller or the Depositor or any of its or their subsidiaries, or any properties or rights of the Seller or the Depositor or any of its or their subsidiaries, pending or, to the Seller's, and the Depositor's knowledge, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Seller or the Depositor.

               (f) VALID AND BINDING OBLIGATION. The Transaction Documents to which either the Seller or the Depositor are a party constitute, and when executed by the Seller and the Depositor (if not previously) will constitute, the legal, valid and binding obligations of the Seller and the Depositor, as applicable, enforceable against the Seller and the Depositor in accordance with their respective terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or general equitable principles, as such relate to the Seller or the Depositor.

               (g) FINANCIAL STATEMENTS. The Financial Statements supplied, or publicly available, to the Insurer prior to the Date of Issuance (i) present fairly the financial condition and results of operations of the Seller and the Depositor as of the dates and for the periods indicated and (ii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein and subject to year-end adjustments with respect to interim statements. Since the date of such Financial Statements, there has been no Material Adverse Change in such condition or operations of the Seller or the Depositor.

               (h) COMPLIANCE WITH LAW, REGULATIONS, ETC. Except as disclosed in writing to the Insurer or in the Offering Document, neither the Seller nor the Depositor has notice or any reason to believe that any practice, procedure or policy employed by the Seller or the Depositor in the conduct of its business violates, any law, regulation, judgment or agreement applicable to the Seller or the Depositor which, if enforced, would have a material adverse effect on the ability of the Seller or the Depositor to perform its obligations under the Transaction Documents. Except as disclosed in writing to the Insurer or in the Offering Document, neither the Seller nor the Depositor is in breach of or in default under any applicable law or administrative regulation of any department, division, agency or instrumentality which has jurisdiction over it or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Seller or the Depositor is a party or is otherwise subject which would have a material adverse affect on its or their ability to perform under the Transaction Documents.

               (i) DELIVERY OF INFORMATION. None of the Transaction Documents nor any other documents, reports, notices, operating agreements, schedules, certificates, statements or other writings (collectively, the "Documents"), furnished to the Insurer by the Seller or the Depositor on or before the Date of Issuance contain any statement of a material fact by the Seller or the Depositor which was untrue or misleading in any material respect when made. Since the furnishing of the Documents but prior to the offering of the Insured Certificates, there has been no change nor any development or event involving a prospective change which would render any of the Transaction Documents untrue or misleading in a material respect.

               (j) CONTINUING INFORMATION. The Seller or the Depositor shall deliver to the Insurer concurrently with the delivery thereof to the Trustee the statements, notices, reports or other information required by the Trust Agreement to be delivered to the Insurer or the Certificateholders. Upon the request of the Insurer, the Depositor shall furnish, with reasonable promptness, any Financial Statements or data regarding the Trust.

               (k) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. The Depositor shall, upon the request of the Insurer, permit the Insurer, or its authorized agent, at reasonable times and upon reasonable notice, to inspect, the Depositor's books and records as they may relate to the Certificates, the Mortgage Loans and the Depositor's obligations under the Transaction Documents and to discuss the Depositor's affairs, finances and accounts with an appropriate authorized officer of the Depositor.

               (l) NOTICE OF MATERIAL EVENTS. The Seller and the Depositor shall be obligated (which obligation shall be satisfied as to each if performed by the Seller or the Depositor) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                     (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Seller, the Depositor, the Owners or the Insurer or would result in a Material Adverse Change with respect to the Seller or the Depositor;

                     (ii) the occurrence of any Default or Event of Default or
               of any Material Adverse Change;

                     (iii) the commencement of any proceedings by or against the
               Seller or the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Seller or the Depositor or any of its or their assets; or

                     (iv) the receipt of notice that (A) the Seller or the
               Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Seller or the Depositor business is to be or may be suspended or revoked, or (C) the Seller or the Depositor is to cease and desist any practice, procedure or policy employed by the Seller or the Depositor in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Seller or the Depositor.

               (m) IMPAIRMENT OF RIGHTS. The Seller and the Depositor shall not take any action, if such action will have a material adverse effect on the Insurer's ability to enforce its rights under the Trust Agreement, or this Agreement; provided, however, that this Section 2.01 (m) shall not prohibit the Seller or the Depositor from taking any action it is required to take pursuant to the Transaction Documents, any applicable law or order of any court or regulatory authority with jurisdiction over the Seller, the Depositor, the Transaction Documents or the Certificates.

               (n) SECURITIES LAW COMPLIANCE. The Seller and the Depositor each represent and warrant that neither the offer nor the sale of the Certificates to the Underwriter has been or will be in violation of the Securities Act or any federal or state securities laws. The Seller and the Depositor each further represents and warrants that it is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

               (o) TRANSCRIPTS. The Seller and the Depositor shall, within 90 days following the closing of the Transaction, provide each of the Insurer and its counsel a final transcript containing the documents and opinions executed in connection with the Transaction.

               (p) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Seller and the Depositor contained in the Transaction Documents is true and correct in all material respects, and the Seller and the Depositor hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

               (q) SOLVENCY; FRAUDULENT CONVEYANCE. The Seller and the Depositor are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, neither the Seller nor the Depositor will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Seller or the Depositor intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. Neither of the Seller nor the Depositor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or the Depositor or any of its or their assets. The amount of consideration being received by the Depositor upon the sale of the Certificates to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Certificates. The Seller is not transferring the Mortgage Loans to the Depositor, the Depositor is not transferring the Mortgage Loans to the Trust and the Depositor is not selling the Certificates to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's or the Depositor's creditors.

               (r) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Seller and the Depositor shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party and shall comply with all material requirements of any law, rule or regulation applicable to it.

               (s) MAINTENANCE OF EXISTENCE. The Seller and the Depositor, its or their successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of organization and duly qualified and duly authorized (as described in section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter, certificate or articles of incorporation and bylaws.

         Section 2.02. RESERVED.

         Section 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUSTEE. The Trustee represents and warrants to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

               (a) DUE ORGANIZATION AND QUALIFICATION. The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States. The Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

               (b) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents to which it is a party by the Trustee have been duly authorized by all necessary action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Trustee's stockholders, which have not previously been obtained or given by the Trustee.

               (c) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents to which it is a party by the Trustee, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of such Transaction Documents:

                     (i) conflicts with or results in any breach or violation of any provision of the certificate or articles of incorporation or bylaws of the Trustee or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trustee or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trustee;

                     (ii) constitutes a default by the Trustee under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trustee is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Trustee, is or may be bound or affected; or

                     (iii) results in or requires the creation of any lien upon or in respect of any assets of the Trustee, except as contemplated by the Transaction Documents.

               (d) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trustee, or any of its subsidiaries, or any properties or rights of the Trustee, or any of its subsidiaries, pending or, to the Trustee's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee.

               (e) Valid and Binding Obligations. The Trustee has duly authorized, and executed the Insured Certificates. The Transaction Documents (other than the Insured Certificates) to which it is a party, when executed and delivered by the Trustee, will constitute the legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Trustee will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Trustee.

               (f) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Trustee in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee. The Trustee is not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Trustee is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Trustee to perform its obligations under the Transaction Documents to which it is a party.

               (g) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Trustee contained in the Transaction Documents to which it is a party is true and correct in all material respects, and the Trustee hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

               (h) COMPLIANCE. The Trustee covenants that during the Term of the Agreement the Trustee shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party.

                                  ARTICLE III

                      THE POLICIES; REIMBURSEMENT; SECURITY

         Section 3.01. AGREEMENT TO ISSUE THE POLICIES. The Insurer agrees, subject to the conditions set forth in Section 3.02 hereof, to issue the Policies on the Date of Issuance.

         Section 3.02. CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICIES. The Seller, the Depositor and the Underwriter shall have complied with the terms and satisfied the conditions precedent set forth below:

               (a) the Underwriter shall have paid or caused to be paid that portion of a non-refundable Premium, if any, payable on the Date of Issuance in accordance with Section 3.03 hereof;

               (b) the Seller and the Depositor shall have complied with all requirements of the Commitments;

               (c) the Insurer shall have received true and correct copies of any governmental approvals necessary for the transactions contemplated by this Agreement and the Trust Agreement or a certificate to the effect that no such approvals are necessary;

               (d) the Insurer shall have received a certificate of an authorized officer of the Seller and the Depositor certifying the name and true signatures of the officers of the Seller and the Depositor executing the Transaction Documents; and

               (e) the Insurer shall have received confirmation that the risk secured by each Policy constitutes a "AAA" risk by S&P and at least "Aaa" by Moody's and that the Insured Certificates, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's without regard to the related Policy.

Issuance of the Policies will be conclusive evidence of satisfaction or waiver of any of the conditions set forth in this Section 3.02.

         Section 3.03. PAYMENT OF FEES AND PREMIUM.

               (a) In consideration of the issuance by the Insurer of the Policies, the Insurer shall be entitled to receive a premium (the "Premium") in accordance with the terms of the Commitments. The Premium shall be calculated according to paragraph 1 of each Commitment. The Premium paid hereunder shall be nonrefundable without regard to whether the Insurer makes any payment under the Policies or any other circumstances relating to the Insured Certificates or provision being made for payment of the Insured Certificates prior to maturity. The Trustee shall make all payments of Premium to be made by it pursuant to the Trust Agreement by wire transfer to an account designated by the Insurer by written notice to the Trustee.

               (b) The Underwriter shall pay the fees of the Insurer's counsel in connection with the Transaction, Moody's fees for the shadow rating, S&P's fees and the cost of obtaining the Insurer's accountant's consent letter.

         Section 3.04. PAYMENT PROCEDURE. All payments to be made to the Insurer under this Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in the Trust Agreement on the date when due. Payments to be made to the Insurer under this Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid, provided that reimbursement to the Insurer of Insured Payments shall be made from the assets of the Trust in accordance with the terms of the Trust Agreement at the Late Payment Rate. If the Trustee is required to pay any amounts to the Insurer from moneys available therefore under the Trust Agreement and the Trustee fails to pay any such amount within two (2) Business Days of their required date of payment at a time when such moneys are available, the Trustee shall, from the Trustee's own funds, reimburse the Seller or the Depositor, as applicable, for any resulting penalty interest if the Trustee's failure was due to negligence, bad faith or willful misconduct.

         Section 3.05. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION OF THE SELLER AND THE DEPOSITOR.

               (a) In accordance with the priorities established in Section 5.02 of the Trust Agreement, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policies, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policies), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

               (b) Notwithstanding anything in Section 3.05(a) to the contrary, the Seller agrees to reimburse the Insurer for payments made under the Policies arising as a result of the Seller's failure to repurchase any Mortgage Loan required to be repurchased pursuant to Section 1.04 of the Mortgage Loan Sale Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

               (c) The Seller and the Depositor each agree to reimburse the Insurer, immediately upon receipt of two Business Days' prior written notice, for any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur including, but not limited to, reasonable attorneys' and accountants' fees and reasonable expenses, in connection with (a) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, provided that the foregoing arises out of the Seller's or the Depositor's breach or alleged breach of its or their obligations under the applicable Transaction Document or (b) any amendment of any Transaction Document, whether or not executed or completed.

               (d) The Seller and the Depositor agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to the Seller or the Depositor, respectively, including, without limitation, any amounts payable by the Seller or the Depositor pursuant to the Certificates or any other Transaction Documents.

         All such amounts are to be immediately due and payable without demand.

         Section 3.06. INDEMNIFICATION BY THE SELLER AND THE DEPOSITOR.

               (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Seller and the Depositor and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                     (i) any act or omission of the Seller or the Depositor, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document, which is contained in the caption "The Certificate Insurance Policies" of the Offering Document;

                     (ii) the misfeasance or malfeasance of, or negligence or
               theft committed by, any director, officer, employee or agent of the Seller or the Depositor;

                     (iii) the violation by the Seller or the Depositor of any
               federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

                     (iv) the violation by the Seller or the Depositor of any
               federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                     (v) the breach by the Seller or the Depositor of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                     (vi) the breach by the Seller or the Depositor of any
               representation or warranty on the part of the Seller or the Depositor contained in the Transaction

               Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

               This indemnity provision and the provisions in Section 3.05 shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

               (b) Each of the Seller and the Depositor agree to pay to the Insurer interest on any and all amounts required to be paid by the Seller or the Depositor, including but not limited to those amounts described in Section 3.05 and this Section 3.06, from the date payable until payment thereof is made in full. Such interest shall be payable at the Late Payment Rate per annum.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

         Section 4.01. EFFECTIVE DATE; TERM OF AGREEMENT. This Agreement shall take effect on the date on which the Policies is issued and shall remain in effect until such time as the Insurer is no longer subject to a claim under the Policies and all amounts payable by the Seller or the Depositor hereunder or under the Trust Agreement and under the Certificates have been paid in full; provided, however, that the provisions of Sections 3.05 and 3.06 shall survive any termination of this Agreement.

         Section 4.02. WAIVER OF RIGHTS; FURTHER ASSURANCES.

               (a) Excepting at such times as a default in payment under the Policies shall exist or shall have occurred, none of the Trustee, the Seller or the Depositor shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, (unless such waiver is expressly permitted in the applicable Transaction Document) and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

               (b) To the extent permitted by law, the Trustee, the Seller and the Depositor agree that they will, from time to time, following good faith negotiations in connection therewith, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may request and as may be required in the Insurer's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

         Section 4.03. OBLIGATIONS ABSOLUTE. The obligations of the Seller, the Depositor and the Trustee hereunder shall be absolute and unconditional, and shall not be subject to, and the Seller and the Depositor hereby waive (a) presentment and demand for payment, (b) notices in connection with delivery and acceptance hereof or notices in connection with performance, default or enforcement of payment hereunder and (c) its rights of, abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Seller or the Depositor. Nothing herein shall be construed as prohibiting the Seller, the Depositor or the Trustee from pursuing any rights or remedies it may have against any other person or entity in a separate legal proceeding. The obligations of the Seller, the Depositor and the Trustee hereunder are absolute and unconditional and will be paid or performed strictly in accordance with this Agreement.

         Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

               (a) This Agreement shall be a continuing obligation of the Seller and the Depositor and shall (i) be binding upon the Seller and the Depositor, its or their successors and assigns and (ii) inure to the benefit of and be enforceable by the Insurer and its successors, transferees and assigns. Neither the Seller nor the Depositor may assign this Agreement, or delegate any of its rights or obligations hereunder, without the prior written consent of the Insurer.

               (b) The Insurer shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policies and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of the Seller or the Depositor hereunder as if such participant or reinsurer was a party hereto; provided that no such grant of participation shall operate to relieve the Insurer of any of its obligations hereunder or under the Policies.

               (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

               (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any person, including, particularly, any Holder of a Certificate, other than the Insurer, against the Seller and the Depositor and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors. Neither the Trustee nor any Holder of a Certificate shall have any right to payment from the premium paid pursuant to Section 3.03 hereof.

         Section 4.05. LIABILITY OF INSURER. The Insurer shall not be responsible for any act or omission of the Trustee with respect to its use of the Policies. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policies by or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents, or of any endorsement(s) thereon, submitted by any person in connection with a claim under the Policies, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, unless the Insurer has actual knowledge thereof. In furtherance and not in limitation of the foregoing, the Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

         Section 4.06. SUBROGATION. To the extent of any payments under the Policies, the Insurer shall be fully subrogated to any remedies against the Seller or the Depositor or in respect of the Mortgage Loans available to the Trustee under the Trust Agreement. The Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the Trust Agreement.

                                   ARTICLE V

                               DEFAULTS; REMEDIES

         Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

               (a) any representation or warranty made by the Seller or the Depositor under this Agreement shall prove to be untrue or incomplete in any material respect; provided, however, that if the Seller or the Depositor effectively cures any such defect in any representation or warranty under such agreement within the time period specified in such agreement as the cure period therefore, such defect shall not in and of itself constitute an Event of Default hereunder; or

               (b) either the Seller or the Depositor shall fail to pay to the Insurer when due any amount payable by the Seller or the Depositor under this Agreement, or the Trust Agreement, unless such amounts are paid in full within the applicable cure period explicitly provided for under such agreement; or

               (c) the occurrence of an Event of Default under Section 8.01 of the Servicing Agreement (as defined therein) or Section 6.14 of the Trust Agreement (as defined therein), the termination of Chase Manhattan Mortgage Corporation for cause pursuant to the terms of any of the Chase Manhattan Servicing Agreement, the termination of Greenpoint Mortgage Funding Inc. for cause pursuant to the terms of the Greenpoint Servicing Agreement, the termination of Countrywide Home Loans, Inc. for cause pursuant to the terms of the Countrywide Servicing Agreement, the termination of Cendant Mortgage Corporation for cause pursuant to the terms of the Cendant Servicing Agreement or the termination of New York Community Bank for cause pursuant to the terms of the NYCB Servicing Agreement, if a successor Master Servicer or a successor Servicer, as applicable, is not promptly appointed in accordance with the terms of the applicable agreement.

         Section 5.02. REMEDIES; NO REMEDY EXCLUSIVE.

               (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or both of the rights and remedies set forth below:

                     (i) exercise any rights and remedies under this Agreement
               or the Trust Agreement, as applicable, in accordance with their terms; or

                     (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under this Agreement, or to enforce performance and observance of any obligation, agreement or covenant of the Seller or the Depositor under this Agreement, the Servicing Agreement, the Cendant Servicing Agreement, the Chase Manhattan Servicing Agreement, the NYCB Servicing Agreement, the Countrywide Servicing Agreement or the GreenPoint Servicing Agreement, as applicable.

               (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

         Section 5.03. WAIVERS.

               (a) No failure by any of the parties to exercise, and no delay by any of the parties in exercising, any right hereunder shall operate as a waiver thereof. The exercise by any of the parties of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to each of the parties are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

               (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Seller and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of

         Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by the Insurer, the Trustee, the Seller and the Depositor. The Seller, the Depositor and the Insurer also agree to provide prior written notification to Moody's and S&P of any amendment to this Agreement.

         Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

(                a)       To the Insurer:

                          MBIA Insurance Corporation
                          113 King Street
                          Armonk, NY 10504
                          Attention:  Insured Portfolio Management-Structured
                                      Finance (IPM-SF) Structured Asset
                                      Securities Corporation Mortgage
                                      Pass-Through Certificates Series 2001-9
                                      Class A4 Certificates.
                          Telecopy No.: (914)765-3810
                          Confirmation: (914) 765-3781

                          (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policies or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

                 (b)      To the Depositor:

                          Structured Asset Securities Corporation
                          200 Vesey Street, 12th Floor
                          3 World Financial Center
                          New York, NY 10285
                          Attention: Mark Zusy

                          Telecopy No.: (212) 526-7209
                          Confirmation: (212) 526-7000

                 (c)      To the Trustee:

                          Bank One, National Association
                          1 Bank One Plaza, Suite IL1-0126
                          Chicago, IL  60670-0126
                          Attention: Global Trust Corporate Services
                          Telecopy No.: (312) 407-1708
                          Confirmation: (312) 336-9730


                 (d)      To the Seller:

                          Lehman Capital
                          200 Vesey Street, 12th Floor
                          3 World Financial Center
                          New York, NY 10285
                          Attention: Scott Kimmel/Lehman Brothers (Legal) Telecopy No.: (212) 526-3721
                          Confirmation: (212) 526-7000

         Section 6.03. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereunder is unavailable or unenforceable shall not affect in any way the ability of any party to pursue any other remedy available to it.

         Section 6.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6.05. CONSENT TO JURISDICTION AND VENUE, ETC. The parties hereto irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the Borough of Manhattan, City of New York, State of New York or in the Courts of the United States of America located in such state, (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding and
(iii) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

         Nothing in this Section 6.05 shall limit or affect the right of the Insurer to serve legal process in any manner permitted by law or to start legal proceedings relating to any Transaction Document against any party hereto or its or their respective property in the courts of any jurisdiction.

         Section 6.06. CONSENT OF INSURER. In the event that the Insurer's consent is required under the terms hereof or any term of the Trust Agreement, it is understood and agreed that, except as otherwise provided expressly herein or therein, the determination whether to grant or withhold such consent shall be made solely by the Insurer in its absolute discretion. The Insurer hereby agrees that it will respond to any request for consent in a timely manner, taking into consideration the business of the Depositor.

         Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         Section 6.08. HEADINGS. The headings of sections contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. All references to sections or subsections of this Agreement refer to the corresponding sections or subsections of this Agreement.

         Section 6.09. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AMONG OTHER THINGS, THIS WAIVER.

         Section 6.10. ENTIRE AGREEMENT. This Agreement and the Policies set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

         Section 6.11. THIRD PARTY BENEFICIARY. Each of the parties hereto acknowledges that the Insurer shall be an express third party beneficiary of the Trust Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.


                                    MBIA INSURANCE CORPORATION


                                    By:     /s/ Amy R. Gonch
                                            ------------------------------------
                                    Title:  Assistant Secretary



                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION, as Depositor


                                    By:     /s/ Ellen V. Kiernan
                                            ------------------------------------
                                    Title:  Vice President
                                            ------------------------------------



                                    LEHMAN  CAPITAL, a  Division  of Lehman
                                    Brothers  Holdings, Inc., as Seller


                                    By:     /s/ Joseph J. Kelly
                                            ------------------------------------
                                            Authorized Signatory
                                    Title:
                                            ------------------------------------



                                    BANK ONE, NATIONAL ASSOCIATION, as Trustee


                                    By:     /s/ Ruth H. Fussell
                                            ------------------------------------
                                            Vice President
                                    Title:  Corporate Trust Department
                                            ------------------------------------